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                                                  EXHIBIT 10.01

                           AMENDMENT
                     TO EMPLOYMENT AGREEMENT
                      DATED MARCH 25, 1993



     Reference is made to the Executive Employment Agreement dated as of March 25, 1993 (the Agreement) by and between J. Baker, Inc. and Jerry M. Socol. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:


     1. Paragraph 3 (a) of the Agreement entitled "Base Salary" is hereby amended by deleting the figure "$425,000" in the third line thereof and inserting in its place the figure "$450,000".

     2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1995" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1996".

     3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




/s/ Sherman N. Baker                        June 9, 1994
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By:  Sherman N. Baker                          Date
     Chairman of the Board




/s/ Jerry M. Socol                          June 9, 1994
---------------------------               ---------------
     Jerry M. Socol                            Date